Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Wall Street Fund, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Wall Street Fund, Inc. for the period ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Wall Street Fund, Inc. for the stated period.

/s/ Robert P. Morse	/s/ Jian H. Wang

Robert P. Morse	Jian H. Wang
President, The Wall Street Fund, Inc.	Treasurer, The Wall Street Fund, Inc.
Dated: September 7, 2005	Dated: September 7, 2005
This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Wall Street Fund, Inc. for purposes of the Securities Exchange Act of 1934.

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